UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPDR® Gold Trust Consent Solicitation – Sponsored by World Gold Trust Services, LLC

Record Date: June 9, 2014

Vote Cut-off Date: October 17, 2014, adjourned to December 17, 2014

Additional Materials:

Item 1. Letter to unvoted NOBO accounts

Item 2. Letter to unvoted OBO accounts

Item 3. Adjournment letter to unvoted accounts; Japan cross-listing

Item 4. Letter to unvoted NOBO accounts for whom no phone number is available

Item 1

CONSENT SOLICITATION

1.      Vote by Phone. Simply dial toll-free 1 (866) 828-9088 to speak to a customer service representative. Please have your control number found on the enclosed Voting Instruction Form available at the time of the call.

2. Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com and entering your control number found on the enclosed Voting Instruction Form.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the prepaid-postage return envelope provided.

Dear GLD® Shareholder:

The SPDR® Gold Trust Consent Solicitation has been adjourned to December 17, 2014. In connection with the Consent Solicitation, all shareholders are being asked to consider and vote on important shareholder matters. Our records indicate that we have not yet received your vote.

You may not think your vote is important, but your participation is critical to passing both proposals. By voting now, your prompt attention will also help eliminate additional mailings and calls to shareholders. Please vote today!

The Trust has made it very easy for you to vote. Simply follow the instructions at the top of this letter. Where applicable, we believe your Financial Advisor will be eager to assist in voting all shares held by their clients. It is also important to ask your Financial Advisor to contact our proxy solicitor D.F. King & Co., Inc. at 1-800-330-5897. D.F. King will have dedicated information agents available to assist.

If you have any questions or need our assistance, please call the shareholder helpline, toll-free, at 1-866-828-9088.

Voting only takes a few minutes. Thank you for your participation in this important matter.

Sincerely,

William Rhind Chief Executive Officer World Gold Trust Services, LLC

GLD-RMDR-NOBO 1

Item 2

CONSENT SOLICITATION

1.      Vote by Phone. Simply dial toll-free 1 (866) 620-0678 to speak to a customer service representative. Please have your control number found on the enclosed Voting Instruction Form available at the time of the call.

2. Vote via the Internet. You may cast your vote using the Internet by logging onto www.proxyvote.com and entering your control number found on the enclosed Voting Instruction Form.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the prepaid-postage return envelope provided.

Dear GLD® Shareholder:

The SPDR® Gold Trust Consent Solicitation has been adjourned to December 17, 2014. In connection with the Consent Solicitation, all shareholders are being asked to consider and vote on important shareholder matters. Our records indicate that we have not yet received your vote.

You may not think your vote is important, but your participation is critical to passing both proposals. By voting now, your prompt attention will also help eliminate additional mailings and calls to shareholders. Please vote today!

The Trust has made it very easy for you to vote. Simply follow the instructions at the top of this letter. Where applicable, we believe your Financial Advisor will be eager to assist in voting all shares held by their clients. It is also important to ask your Financial Advisor to contact our proxy solicitor D.F. King & Co., Inc. at 1-800-330-5897. D.F. King will have dedicated information agents available to assist.

If you have any questions or need our assistance, please call the shareholder helpline, toll-free, at 1-866-620-0678.

Voting only takes a few minutes. Thank you for your participation in this important matter.

Sincerely,

William Rhind Chief Executive Officer World Gold Trust Services, LLC

GLD-RMDR-OBO 1

Item 3

TRANSLATION

[November] 2014

Consent Adjourned to December 17, 2014

Dear GLD® Shareholder,

World Gold Trust Services, LLC

The SPDR® Gold Trust Consent Solicitation has been adjourned to December 17, 2014. Our records indicate that some of you have not yet voted. Many shareholders believe their vote will not make a difference; however, your vote is critical to pass both proposals. Your prompt attention will also reduce further communication and expense relating to this matter.

Please Vote Today!

PLEASE NOTE: You may not be aware that you are a shareholder in SPDR® Gold Trust or GLD®. This may be because your Financial Advisor/Broker invested in SPDR® Gold Trust on your behalf, however, please ensure that your vote is cast for this important matter.

Your vote is important!

Please Note: This is a Consent Solicitation. The expiration of this Consent Solicitation is now December 17th.

If the Trust obtains the requisite votes needed to pass the proposals anytime before December 17th, we will discontinue sending written communications.

Please fill-in (a circle indicating for, against or abstention) in the proxy voting instructions (post card) enclosed in the proxy voting instruction materials sent to you in July, and putting it in a post box without a postage stamp. Although the post card states that it is valid until July 18, 2014, that validity has been extended, so please put the card in a post box to arrive at our office by December 17, 2014 (Wednesday).

We apologize for any inconvenience if you have already sent the proxy voting instructions.

If you have any questions, please contact:

(Share-handling service agent)

Sumitomo Mitsui Trust Bank, Limited, Stock Transfer Agency Department

8-4, Izumi, 2-Chome

Suginami-ku, Tokyo, Japan

(Transfer Agency business center)

Post Code: 168-0063

Toll-free Phone Number: 0120-782-031 (Weekdays, 9 a.m. - 5 p.m.)

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

Item 4

IMPORTANT NOTICE

YOUR CONSENT REGARDING YOUR INVESTMENT IS NEEDED

Dear GLD® Shareholder:

Our records indicate that you are an investor in the SPDR® Gold Trust and that your shares are held within a brokerage or advisory account. An extremely important initiative is underway for which we need your consent.

It is important that we speak to you regarding this matter. You can reach us toll-free at 1-866-828-9088, extension 9141, 9:00 a.m. to 11:00 p.m. eastern time, Monday through Friday and 10:00 a.m. to 6:00 p.m. eastern time on Saturday. Our investor representatives will be able to review with you your consent options and record your vote over the phone. At the time of the call please reference your unique Investor Identifier Number listed below.

The call will only take a few moments of your time and there is no confidential information required. Please act now as it is urgent we hear from you in this regard.

We are extremely proud of the past success of GLD, and we look forward to improving the product for all current and future investors.

Sincerely,

William Rhind Chief Executive Officer World Gold Trust Services, LLC

Investor Identifier: